FINANCIAL STATEMENTS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors

Digitally Distributed Acquisition Corp (a development stage company)

We have audited the accompanying balance sheet of Digitally Distributed Acquisition Corp (the "Company") as of May 31, 2012, and the related statement of operations, stockholders’ deficit and cash flows for the period from January 25, 2012 (Inception) through May 31, 2012. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company was not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of May 31, 2012 and the results of its operations and its cash flows for the period from January 25, 2012 (Inception) through May 31, 2012, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has had no revenues and income since inception. These conditions, among others, raise substantial doubt about the Company’s ability to continue as a going concern. Management's plans concerning these matters are also described in Note 2, which includes the raising of additional equity financing or merger with another entity. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Anton & Chia LLP

Newport Beach, CA

July 24, 2012

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DIGITALLY DISTRIBUTED ACQUISITION CORP

(A DEVELOPMENT STAGE COMPANY)

 BALANCE SHEET

ASSETS	May 31, 2012

Current assets
Cash	$68,338
Other receivable	10,500
Employee advance	1,500
Total assets	$80,338

LIABILITIES AND STOCKHOLDERS' DEFICIT

Current liabilities
Note payables	$53,583
Related party paybles	350,000
Payroll tax payable	15,472
Total current liabilities	419,055
Total liabilities	419,055
Commitments	-
Stockholders' deficit
Preferred stock, $0.00001 par value, 25,000,000 shares
authorized; none issued and outstanding	-
Common stock; $0.00001 par value, 100,000,000 shares
authorized; none issued and outstanding	-
Deficit accumulated during the development stage	(338,717)

Total stockholders' deficit	(338,717)
Total liabilities and stockholders' deficit	$80,338

The accompanying notes are an integral part of these financial statements

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DIGITALLY DISTRIBUTED ACQUISITION CORP

(A DEVELOPMENT STAGE COMPANY)

STATEMENT OF OPERATIONS

For the period from January 25, 2012 (Inception) to May 31, 2012

Sales	$-

Cost of sales	-

Gross profit	-

Operating expenses	338,717

Net loss	$(338,717)

The accompanying notes are an integral part of these financial statements

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DIGITALLY DISTRIBUTED ACQUISITION CORP

(A DEVELOPMENT STAGE COMPANY)

STATEMENT OF CHANGES IN STOCKHOLDERS' DEFICIT

Deficit
			Additional	Accumulated	Total
	Common Stock		Paid-in	During the	Stockholders'
	Shares	Amount	Capital	Development Stage	Deficit
Balance, January 25, 2012 (inception)	-	$-	$-	$-	$-
Common stock issued	-	-	-	-	-
Net loss	-	-	-	(338,717)	(338,717)
Balance, May 31, 2012	-	$-	$-	$(338,717)	$(338,717)

The accompanying notes are an integral part of these financial statements

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DIGITALLY DISTRIBUTED ACQUISITION CORP

(A DEVELOPMENT STAGE COMPANY)

 STATEMENT OF CASH FLOWS

For the period from January 25, 2012 (Inception) to May 31, 2012
OPERATING ACTIVITIES
Net loss	$(338,717)
Changes in Operating Assets and Liabilities
Other receivables	(10,500)
Employee advance	(1,500)
Payroll tax payable	15,472
Cash used in operating activities	(335,245)

FINANCING ACTIVITIES
Proceeds from loan payable	423,583
Repayments to loan payable	(20,000)
Cash provided by financing activities	403,583

Net increase in cash	68,338

Cash, beginning of period	-

Cash, end of period	$68,338

The accompanying notes are an integral part of these financial statements

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Digitally distributed acquisition corp

(A DEVELOPMENT STAGE COMPANY)

Notes to the Financial Statements

NOTE 1 – NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF OPERATIONS

Digitally Distributed Acquisition Corp (the “Company”) was incorporated on January 25, 2012 (“Inception”) under the laws of the State of Delaware and based in Los Angeles, California to develop technologies that provide content owners distribution capabilities across multiple platforms using existing internet protocol (“IP”) services. The company is focused on the opportunity presented by over-the-top (“OTT”) home entertainment media, which targets DVD players, video game consoles, Smart TVs and stand-alone internet connected devices which delivers content such as Video-on-Demand (“VOD”) services by connecting to users’ IP services. The Company’s technologies will help content owners distribute and monetize their products by delivery to OTT devices. The Company is in the development stage and has not earned revenues and income from Inception through May 31, 2012. See note 2 Going Concern.

Digital Development Group Corp. (formerly known as Regency Resources, Inc.), a Nevada corporation and a SEC registrant entered into a binding letter of intent with Digitally Distributed Acquisition Corp., a Delaware corporation ("DDAC"), effective April 10, 2012 (the "LOI"), in connection with a proposed reverse acquisition transaction by and between Regency Resources, Inc. and DDAC whereby Regency Resources, Inc. will acquire all of the shares of outstanding capital stock of DDAC in exchange for the issuance of a certain ownership interest in Regency Resources, Inc to the shareholders of DDAC (the "Share Exchange"). DDAC is expected to have certain valuable products and intellectual property rights comprised of a web-based multi-tiered billing infrastructure and related to proprietary software and other means of syndicating and encoding media content that it will acquire from Digitally Distributed, LLC “DDLLC”, a Delaware limited liability company prior to or concurrently with the Closing. DDLLC is effectively no longer an operation entity and all transactions were performed and operated through DDAC as of January 25, 2012.

BASIS OF PRESENTATION

The summary of significant accounting policies presented below is designed to assist in understanding the Company's financial statements. Such financial statements and accompanying notes are the representations of the Company's management, who are responsible for their integrity and objectivity. These accounting policies conform to accounting principles generally accepted in the United States of America ("GAAP") in all material respects, and have been consistently applied in preparing the accompanying financial statements.

USE OF ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods.  Actual results could differ from those estimates.

CONCENTRATION OF RISK

Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash. The Company places its cash with high quality banking institutions. The Company did not have cash balances in excess of the Federal Deposit Insurance Corporation limit as of May 31, 2012.

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Digitally distributed acquisition corp

(A DEVELOPMENT STAGE COMPANY)

Notes to the Financial Statements

INCOME TAXES

Under ASC 740, "Income Taxes", deferred tax assets and liabilities are recognized for the future tax consequences attributable to temporary differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Valuation allowances are established when it is more likely than not that some or all of the deferred tax assets will not be realized. As of May 31, 2012, there were no deferred taxes.

Fair Value of Financial Instruments

The Company follows guidance for accounting for fair value measurements of financial assets and financial liabilities and for fair value measurements of nonfinancial items that are recognized or disclosed at fair value in the financial statements on a recurring basis. Additionally, the Company adopted guidance for fair value measurement related to nonfinancial items that are recognized and disclosed at fair value in the financial statements on a nonrecurring basis. The guidance establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to measurements involving significant unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

• Level 1 inputs are quoted prices (unadjusted) in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date.

• Level 2 inputs are inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly.

• Level 3 inputs are unobservable inputs for the asset or liability.

The level in the fair value hierarchy within which a fair measurement in its entirety falls is based on the lowest level input that is significant to the fair value measurement in its entirety.

NOTE 2 - GOING CONCERN

The Company is in the development stage and has no revenue or income since its inception on January 25, 2012. The Company’s continuation as a going concern is dependent on its ability to generate sufficient cash flows from operations to meet its obligations, which it has not been able to accomplish to date, and /or obtain additional financing from its stockholders and/or other third parties.

These financial statements have been prepared on a going concern basis, which implies the Company will continue to meet its obligations and continue its operations for the next fiscal year. The continuation of the Company as a going concern is dependent upon financial support from its stockholders, the ability of the Company to obtain necessary equity financing to continue operations, successfully closing the letter of intent as described in note 1 – nature of operations.

The Company will pay all expenses incurred by the Company until a business combination is effected. There is no assurance that the Company will ever be profitable. The financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classifications of liabilities that may result should the Company be unable to continue as a going concern.

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Digitally distributed acquisition corp

(A DEVELOPMENT STAGE COMPANY)

Notes to the Financial Statements

NOTE 3 - RECENT ACCOUNTING PRONOUNCEMENTS

Adopted

In May 2011, the FASB issued ASU 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (IFRS) of Fair Value Measurement – Topic 820.” ASU 2011-04 is intended to provide a consistent definition of fair value and improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and IFRS. The amendments include those that clarify the FASB’s intent about the application of existing fair value measurement and disclosure requirements, as well as those that change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements. This update is effective for annual and interim periods beginning after December 15, 2011. The adoption of this ASU did not have a material impact on our financial statements.

NOTE 4 – NOTE PAYABLES

On February 1, 2012, the Company entered into a promissory note of $25,000 which is included on the Company’s balance sheet under note payable. The note payable bears no interest and has specific maturity date on March 15, 2013. The holder of the note has the right to convert the loan principal and interest into common stock of Digitally Distributed Acquisition Corp after the completion of the reverse merger with a public shell company at a discounted price of 50% of the closing stock price at the date that the note holder elects to convert the note payable and accrued interest.

On April 16, 2012, the Company entered into a promissory note of $28,583 which is included on the Company’s balance sheet under note payable. The loan bears annual interest rates of 10% and due on demand by the note holder.

NOTE 5 – RELATED PARTY PAYABLES

The Company received $350,000 cash from Coventry Capital, LLC that is related to a signed a convertible promissory note between Digital Development Group Corp. (formerly Regency Resources, Inc.) and Coventry Capital, LLC. Coventry Capital, LLC agreed to authorize Digital Development Group Corp. to advance the proceeds of the loan to the Company’s bank account. The payable carries no interest and no specific repayment terms are specified between the related parties. The Company entered into a binding letter of intent with a proposed reverse acquisition transaction by and between Regency Resources, Inc. and DDAC whereby Regency Resources, Inc. will acquire all of the shares of outstanding capital stock of DDAC in exchange for the issuance of a certain ownership interest in Regency Resources, Inc. to the shareholders of DDAC (the "Share Exchange").

NOTE 6 — COMMITMENTS

Effective May 1, 2012, the Company executed employment agreements with its four executives with contract terms as follows:

•	Chief Executive Officer — annual salary of $250,000, deferred compensation of $50,000 and bonus incentive compensation of 1.0% of the Company's gross revenues during each calendar quarter;
•	President — annual salary of $250,000, bonus incentive compensation of 1.0% of the Company's gross revenues during each calendar quarter and $200 monthly reimbursement of personal health coverage;
•	Chief Technology Officer - annual salary of $150,000, bonus incentive compensation of 0.05% of the Company's gross revenues during each calendar quarter and $200 monthly reimbursement of personal health coverage;
•	Vice President of Content Acquisition - annual salary of $60,000, bonus incentive compensation of 0.05% of the Company's gross revenues during each calendar quarter and $720 monthly reimbursement of personal health coverage;

All amounts contractually obligated under these contracts have been accrued for the period from inception to May 31, 2012.

NOTE 7 – STOCKHOLDERS’ EQUITY

The Company is authorized to issue 100,000,000 shares of common stock and 25,000,000 shares of preferred stock. As of May 31, 2012, no shares of common stock and preferred stock were issued and outstanding.

NOTE 8 – SUBSEQUENT EVENTS

In preparing these financial statements, the Company has evaluated events and transactions for potential recognition or disclosure through July 24, 2012, the date the financial statements were available to be issued, and identified no events or transactions that required recognition or disclosure.

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